SECURITIES AND EXCHANGE COMMISSION




                            WASHINGTON, D.C.  20549




                                  FORM 8-K



                               CURRENT REPORT


                      Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)         September 13, 2000
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                          JACKSONVILLE BANCORP, INC.
                          --------------------------

      TEXAS                       0-28070                        75-2632781
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(State of Incorporation)      (Commission File)                  (IRS No.)



COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS           75766
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(Address of Principal Executive Offices)                      (Zip Code)



                               (903) 586-9861
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            (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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      (Former Name or Former Address, if changed since last report)

Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated September 13, 2000







                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Jacksonville Bancorp, Inc.



Date:       09/13/00                By: /s/ Jerry Chancellor
     ------------------------           --------------------------
                                        Jerry Chancellor
                                        President